UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report:
January 29, 2009

Frontier Financial Corporation
(Exact name of registrant as specified in its charter)

Washington	000-15540	91-1223535
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

332 S.W. Everett Mall Way
P.O. Box 2215
Everett, Washington	98204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 514-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 29, 2009, the Corporation released results for the fourth quarter and year ended December 31, 2008.  A copy of the related press release is attached as Exhibit 99.1 and incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Exhibit 99.1 Press Release dated January 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRONTIER FINANCIAL CORPORATION
(Registrant)

January 29, 2009	/s/ Patrick M. Fahey
(Date)	Patrick M. Fahey Chairman and CEO